Exhibit 24.1

          P O T O M A C   E L E C T R I C   P O W E R   C O M P A N Y

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned POTOMAC ELECTRIC POWER COMPANY, a District of Columbia corporation and a domestic corporation of the Commonwealth of Virginia, and the undersigned directors and officers of said Company hereby constitute and appoint Edward F. Mitchell, H. Lowell Davis, Dennis R. Wraase, William T. Torgerson, Earl K. Chism, Betty K. Cauley, Mary T. Howard, and Peyton G. Middleton, Jr., and each of them, their true and lawful attorneys and agents with full power and authority, in their names and on their behalf, or otherwise, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Potomac Electric Power Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of additional shares of Common Stock, $1 par value, of said Company, and related participations in connection with the Savings Plan for Exempt Employees, the Savings Plan for Bargaining Unit Employees, and the Savings Plan for Non-Bargaining Unit, Non-Exempt Employees (collectively, the "Savings Plan") including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Potomac Electric Power Company, and the names of the undersigned directors and officers in the respective capacities indicated below, to the registration statement to be filed with the Securities and Exchange Commission in respect of said Common Stock, to any and all amendments to said registration statement and to any instruments or documents filed as a part of or in connection with said registration statement or amendments thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 18th day of May, 1994.

                              POTOMAC ELECTRIC POWER COMPANY

                                  /s/ Edward F. Mitchell
                              By  Edward F. Mitchell
                                  Chairman of the Board and
                                    Chief Executive Officer

                                         Signature

                                  /s/ Edward F. Mitchell
Principal Executive Officer:      EDWARD F. MITCHELL
                                  Chairman of the Board and
                                    Chief Executive Officer

                                  /s/ H. Lowell Davis
Principal Financial Officer:      H. LOWELL DAVIS
                                  Vice Chairman and Chief
                                    Financial Officer and Director

                                  /s/ Dennis R. Wraase
Principal Accounting Officer:     DENNIS R. WRAASE
                                  Senior Vice President

                                                                  (over)

                                    /s/ Roger R. Blunt, Sr.
Director                            __________________________________________
                                    ROGER R. BLUNT, SR.

                                    /s/ A. James Clark
Director                            __________________________________________
                                    A. JAMES CLARK

                                    /s/ John M. Derrick, Jr.
Director                            __________________________________________
                                    JOHN M. DERRICK, JR.

                                    /s/ Richard E. Marriott
Director                            __________________________________________
                                    RICHARD E. MARRIOTT

                                    /s/ David O. Maxwell
Director                            __________________________________________
                                    DAVID O. MAXWELL

                                    /s/ Floretta D. McKenzie
Director                            __________________________________________
                                    FLORETTA D. McKENZIE

                                    /s/ Ann D. McLaughlin
Director                            __________________________________________
                                    ANN D. McLAUGHLIN

                                    /s/ Peter F. O'Malley
Director                            __________________________________________
                                    PETER F. O'MALLEY

                                    /s/ Louis A. Simpson
Director                            __________________________________________
                                    LOUIS A. SIMPSON

                                    /s/ W. Reid Thompson
Director                            __________________________________________
                                    W. REID THOMPSON